SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 9, 2002


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                    1-04721                   48-0457967
--------------------------------------------------------------------------------
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                   66251
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code          (913) 624-3000
                                                   -----------------------------



          (Former name or former address, if changed since last report)


                  P. O. Box 11315, Kansas City, Missouri 64112
                  --------------------------------------------
                (Mailing address of principal executive offices)

Item 5.  Other Events

Sprint Corporation (Sprint) adopted SFAS No. 142, "Goodwill and Other Intangible Assets" on January 1, 2002. This standard prescribes the accounting treatment for both identifiable intangibles and goodwill after initial recognition. Upon adoption of the standard, amortization of goodwill and indefinite life intangibles ceased and accumulated amortization as of December 31, 2001 reduced the carrying value of these assets. Periodic impairment testing of these assets is now required. Definite life intangibles continue to be amortized over their useful lives. Sprint identified spectrum licenses, which include related microwave relocation costs, and its trademark as indefinite life intangibles. Concurrent with adoption, Sprint evaluated for impairment its goodwill and indefinite life intangibles in accordance with the standard's guidance and determined these assets were not impaired.

The following pro forma table adjusts net income (loss) and basic and diluted earnings (loss) per share in 2001, 2000 and 1999 to exclude amortization, net of any related tax effects on goodwill and indefinite lived intangibles.


                                                Sprint
                                             Consolidated               FON Group                  PCS Group
                                       ------------------------ -------------------------- ----------------------------
Years Ended December 31,                   2001    2000   1999      2001    2000     1999      2001     2000     1999
                                       ------------------------ -------------------------- ----------------------------

Reported net income (loss)              $(1,401)   $ 93  $(935)   $ (147)  $1,964   $1,567   $(1,254) $(1,871) $(2,502)
Add back:
       Goodwill amortization                126     150    141         1       26       26       125      124      115
       Spectrum licenses amortization        69      76     59        16       23        6        53       53       53
                                       ------------------------ -------------------------- ----------------------------
Adjusted net income (loss)               (1,206)    319   (735)     (130)   2,013    1,599    (1,076)  (1,694)  (2,334)
Preferred stock dividends paid
  (received)                                 (7)     (7)    (8)        7        7        7       (14)     (14)     (15)
                                       ------------------------ -------------------------- ----------------------------
Adjusted earnings (loss) applicable
  to common stock                       $(1,213)   $312  $(743)   $ (123)  $2,020   $1,606   $(1,090) $(1,708) $(2,349)


Diluted earnings (loss) per share

Reported diluted earnings (loss) per
  share                                                           $(0.16)  $ 2.21   $ 1.78   $ (1.28) $ (1.95) $ (2.73)
Add back:
       Goodwill amortization                                           -     0.03     0.03      0.13     0.13     0.12
       Spectrum licenses amortization                               0.02     0.02        -      0.05     0.05     0.06
                                                                -------------------------- ----------------------------
Adjusted diluted earnings (loss) per
  share                                                           $(0.14)  $ 2.26   $ 1.81   $ (1.10) $ (1.77) $ (2.55)

Diluted weighted average shares
  outstanding                                                      886.8    892.4    887.2     989.7    966.5    920.4


Basic earnings (loss) per share

Reported basic earnings (loss) per
  share                                                           $(0.16)  $ 2.24   $ 1.81   $ (1.28) $ (1.95) $ (2.73)
Add back:
       Goodwill amortization                                           -     0.03     0.03      0.13     0.13     0.12
       Spectrum licenses amortization                               0.02     0.02     0.01      0.05     0.05     0.06
                                                                -------------------------- ----------------------------
Adjusted basic earnings (loss) per
  share                                                           $(0.14)  $ 2.29   $ 1.85   $ (1.10) $ (1.77) $ (2.55)

Basic weighted average shares
  outstanding                                                      886.8    880.9    868.0     989.7    966.5    920.4



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                SPRINT CORPORATION


Date: August 9, 2002                            By:  /s/ Michael T. Hyde
                                                --------------------------------
                                                         Michael T. Hyde
                                                         Assistant Secretary